Exhibit 10.101
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 9 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 9 (SA-9) is entered into as of February 26, 2021 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to provide Customer with certain ***.
UAL-PA-04815    SA-9    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-9”).
2.Letter Agreements.
Letter Agreement No. UAL-PA-04815-LA-1802895R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802895R3 entitled “*** Matters” (identified by “SA-9”) to provide Customer with certain ***.
3.Miscellaneous.
3.a.Boeing and Customer agree to *** under purchase agreement number 04761 as specified in Section 1.1.1 of Letter Agreement UAL-PA-04815-LA-1802895R3 entitled “*** Matters”.
3.b.The following letter agreements are deemed to be revised as follows:

	***	***
Letter Agreement UAL-PA-04815-LA-1802886R2 titled “Special Matters”	***	***
3.c.If Boeing or Customer determines that the reference described in Section 3.1 of this Supplemental Agreement No. 9 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-9    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-9    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS
A	787-*** Aircraft Configuration	SA-6
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	*** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-***Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-***with ***
LA-1802886R2	Special Matters	SA-6
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R3	*** Matters	SA-9
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
	Attachment A-1, 787-*** with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-6
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-2, 787-*** with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-6
LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325	*** for 787-*** Aircraft	SA-6
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366	*** for 787-*** Aircraft	SA-6
LA-2001835R1	Certain Special Matters	SA-8

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802895R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802895R2 dated June 30, 2020.
1.***
2.***
3.*** Rights.
3.aCustomer agrees that ***.
3.bIn the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.
3.cFor all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
UAL-PA-04815-LA-1802895R3    SA-9
*** Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802895R3    SA-9
*** Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	February 26, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802895R3    SA-9
*** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY